UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

3M Company
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the 3M Company Shareholder Meeting to be held on May 13, 2008.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy. The items to be voted on and location of the annual meeting are on the reverse side.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Shareholders are available for viewing at: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before April 29, 2008.

To request material:     Internet:  www.proxyvote.com     Telephone: 1-800-579-1639     **E-mail:  sendmaterial@proxyvote.com

**If requesting material by e-mail, please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

3M CENTER BLDG. 220-9E- 02 ST. PAUL, MN 55144	3M COMPANY

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 12, 2008. Have your proxy card in hand when you access the web site and follow the instructions.

Vote By Telephone

To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 12, 2008. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Meeting Location
The Annual Meeting for shareholders as of March 14, 2008

FROM  THE  EAST

Take 94 west to the Kellogg Blvd./Mounds Blvd. exit. Left on Kellogg Blvd. Follow Kellogg Blvd. about one mile. Just past Washington St., turn left onto the Saint Paul RiverCentre ramp.

FROM  THE  WEST

Take 94 east to the 5th St. exit. Continue past West 7th St., turn right on Washington. Right on Kellogg Blvd. and turn left onto the Saint Paul RiverCentre ramp.

FROM THE SOUTHWEST

Take 494 east to 35E north to Shepard Rd. exit. Turn right, follow Shepard Rd. to Chestnut St./Eagle Pkwy. Turn left, cross the RR tracks, right at the stoplight and veer left onto the Saint Paul RiverCentre ramp.

FROM THE SOUTH

Take 35E north to Shepard Rd. exit. Turn right, follow Shepard Rd. to Chestnut St./ Eagle Pkwy. Turn left, cross the RR tracks, right at the stoplight and veer left onto the Saint Paul RiverCentre ramp.

FROM THE SOUTHEAST

Take Hwy 52 north to 7th St., turn left. Continue to Kellogg Blvd. Turn left, the Saint Paul RiverCentre ramp is on your right.

FROM THE NORTH

Take 35E south to University Ave. exit, go straight to Jackson St. Turn left, follow Jackson St. to Kellogg Blvd. Turn right, follow Kellogg Blvd. about one mile. Just past Washington St., turn left onto the Saint Paul RiverCentre ramp.

is to be held on May 13, 2008 at 10:00 A.M. Central Time
at:	Saint Paul RiverCentre
175 West Kellogg Boulevard
St. Paul, Minnesota 55102
If you are a shareholder of record, you may grant your voting proxy to 3M or vote in person at the meeting by requesting a ballot.

Voting items		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except

The Board of Directors recommends a vote “FOR” the election of each of the nominees for director, and “FOR” proposals 2 and 3.		☐	☐	☐

1.	To elect ten members to the Board of Directors, each for a term of one year.

Nominees:

	01) Linda G. Alvarado	06) Herbert L. Henkel
	02) George W. Buckley	07) Edward M. Liddy
	03) Vance D. Coffman	08) Robert S. Morrison
	04) Michael L. Eskew	09) Aulana L. Peters
	05) W. James Farrell	10) Robert J. Ulrich			For	Against	Abstain

2.	To ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm.				☐	☐	☐

3.	To approve the Long-Term Incentive Plan.				☐	☐	☐

Additional items
Sign on reverse side

Change of Address/Comments
Please print new address or comments in the box below.

3M COMPANY

The Board of Directors solicits this proxy for use at the Annual Meeting on Tuesday, May 13, 2008.

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) George W. Buckley, Vance D. Coffman, and Robert S. Morrison or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in 3M Company which the shareholder(s) would be entitled to vote on all matters which may properly come before the 2008 Annual Meeting of Shareholders and any adjournments thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

FOR PARTICIPANTS IN 3M’S VOLUNTARY INVESTMENT PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN (VIP), AND THE 3M SAVINGS PLAN:

In accordance with the terms of the VIP and Savings Plan, shares allocated to the respective accounts in these plans on the record date will be voted by the trustee, State Street Bank and Trust Company, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. In addition, participants in the VIP may instruct State Street (as VIP trustee) how to vote a proportionate number of both the 3M shares held by the VIP that have not been allocated to accounts of participants and the allocated shares for which no instructions are received. If no instructions are provided or if this card is not received on or before May 8, 2008, shares held in the account for the Savings Plan will be voted by the trustee as directed by any one of the named proxies designated above. If no instructions are provided or if this card is not received on or before May 8, 2008, shares held in the account for the VIP will be voted by the trustee in the same proportion that the other participants in the VIP direct the trustee to vote shares in the VIP accounts.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

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Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)